Exhibit 10.3
                            LUCENT TECHNOLOGIES INC.
                         RELEASE AND COVENANT NOT TO SUE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT LUCENT TECHNOLOGIES INC., a Delaware corporation ("Lucent"), on behalf of itself, its divisions, heirs, successors and assigns, its wholly owned subsidiaries and their respective divisions, heirs, successors and assigns and all other persons that Lucent has the power and authority to bind through its execution of this Release and Covenant Not to Sue (herein separately and collectively the "Releasors"), in consideration of good and valuable consideration received from BroadBand Technologies, Inc., a Delaware corporation ("BBT"), the receipt and sufficiency of which is hereby acknowledged, hereby release, acquit and forever discharge BBT, each of BBT's wholly owned subsidiaries, each of the above's respective officers, directors, employees, shareholders, agents and attorneys and the respective heirs, executors, administrators, successors and assigns of each of the foregoing (herein, separately and collectively, the "Releasees"), from any and all actions, complaints, causes of action, demands, damages, costs and expenses, liabilities, suits and claims, in law or in equity, whether now known or unknown, whether asserted or


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unasserted (collectively "Claims") which the Releasors ever had, now have, or hereinafter can, shall or may have from the beginning of the world to the date of this Release (hereinafter collectively referred to as the "Released Claims").

     Lucent represents and warrants that it has duly considered, approved and authorized this Release and Covenant Not To Sue, has taken all necessary actions for this Release and Covenant Not To Sue to be valid and binding and warrants that the execution of this Release and Covenant Not To Sue by the undersigned on behalf of Lucent duly binds and commits all Releasors.

     Releasors covenant and agree that they will forever refrain from instituting, reinstating, maintaining or prosecuting any action or proceeding against Releasees upon any Claims, whether or not now or hereafter known, suspected or claimed which Releasors ever had, now have or hereafter can, shall or may have or allege against Releasees on account of any of the Released Claims.

     Notwithstanding Section 1542 of the California Civil Code, which provides:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor,"


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this Release and Covenant Not to Sue shall constitute a full release in accordance with its terms. Lucent knowingly and voluntarily waives the provisions of Section 1542, if applicable, and any provisions of similar effect in the law of the State of Minnesota or federal law or statutes, if applicable, and acknowledges and agrees that this waiver is an essential part of this Release and Covenant Not To Sue. Lucent further acknowledges that this Release and Covenant Not To Sue has been negotiated and agreed to in light of such possible damages, losses, fees, costs or expenses and that Lucent took that into account in agreeing to execute this Release and Covenant Not To Sue.

     Releasors represent and warrant that Releasors have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand or cause of action or any part thereof relating to any matter covered by this Release and Covenant Not To Sue and agree to indemnify Releasees against any and all claims by third persons resulting from any such sale, assignment, transfer, conveyance or other disposition.

     This Release and Covenant Not To Sue shall not be altered or modified in any way except by written consent of authorized representatives of Releasors and Releasees.

     This Release and Covenant Not To Sue shall be governed by the laws of the State of New Jersey.


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     IN WITNESS WHEREOF, RELEASORS have caused this Release to be executed by their duly authorized agent as of February 4, 1998.

                                          LUCENT TECHNOLOGIES INC.



                                          -----------------------------
                                          Janet G. Davidson
                                          Product Marketing &
                                          Management Vice President
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